Q1’FY24 Earnings Call Supplemental Presentation November 7, 2023

Forward-looking Statements This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing. 2 Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding fiscal 2024 full-year adjusted EBITDA and revenue; our ability to deliver on our goals and strategic growth plans; and expectations related to new product innovations and offerings as well as revenue growth and market share going forward. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the current global economic environment, including in connection with the COVID-19 pandemic, inflation or recession on our business, financial condition, results of operations or cash flows; disruptions to our supply chain, including increased logistics costs; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2023, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.  Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix. Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company's results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.   There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Delivering on Our Strategy

Closing the Gaps to Cancer Care Advance Care by providing solutions that address the biggest pain points in RT  Drive Patient Access to radiotherapy treatments in developed and high potential underserved markets Delight Customers by ensuring high operational performance so no patient is rescheduled Hope Confidence Goals

Our Strategic Growth Plan: Key Pillars Guided by Our Vision: To expand the curative power of radiation therapy to improve as many lives as possible Outpace market growth with innovations Operational excellence and efficiency Expand service revenue with installed base growth and focus on uptime Profitability expansion Strengthen balance sheet and cash flow

Patient-Focused Innovations Advancing care through partnerships Proprietary and Confidential Property of Accuray FDA 510(k) clearance in the U.S. and CE mark in the EU market for VitalHold™1 breast cancer treatment package for the Radixact® System NMPA regulatory approval for Tomo® C, the Joint Venture product for the China Type B segment FDA 510(k) pending for online adaptive therapy option2, Cenos™, for the Radixact System 1. VitalHold availability is subject to regulatory clearance or approval in some markets. 2. Cenos is 510(k) pending. The solution is not available for sale in the USA. It is not CE marked and availability is subject to regulatory clearance or approval in some markets..

Innovation Highlights from ASTRO

ACCURAY

ClearRT™



- Exceptional quality diagnostic-like CT imaging
- Driving Radixact new system demand

VitalHold™[1]



- Surface Guided RT for breast cancer therapy
- Available in US, EU; Japan/Sonin pending

Alliance A+

- Value-added Service solutions
- Accuray Financial Services

Cenos™[2]


COMING SOON!
Cenos

- Online Adaptive Solution for Radixact
- 510(k) pending

1. VitalHold availability is subject to regulatory clearance or approval in some markets.
2. Cenos is 510(k) pending. The solution is not available for sale in the USA. It is not CE marked and availability is subject to regulatory clearance or approval in some markets.

Proprietary and Confidential Property of Accuray 7

PACE B Prostate Study Shows SBRT is as Effective as Conventional Radiation Therapy in Fewer Treatment Sessions[1]

The CyberKnife® System: SBRT with sub-millimeter precision and accuracy


CyberKnife

95.8% chance of no disease progression within five years with SBRT[1]

- ~ 1 in 8 men in the U.S. will be diagnosed with prostate cancer[2]
- Phase 3 trial testing 5-fraction SBRT vs 20- or 39-fraction conventional radiation therapy[1]
- N=874 patients, 38 centers, 3 countries[1]
- Conclusion PACE A + PACE B: “SBRT should be considered a new standard of care in low and intermediate risk prostate cancer[1]”

1. https://www.astro.org/ASTRO/media/ASTRO/News%20and%20Publications/Press%20Kits/PDFs/2023/ASTRO23Slides_vanAs.pdf; https://www.astro.org/News-and-Publications/News-and-Media-Center/News-Releases/2023/High-cure-rate,-low-toxicity-maintained-with-short
2. American Cancer Society

Proprietary and Confidential Property of Accuray 8

Q1’FY24 Financials Strong financial performance Gross orders $63.7M (9%) Revenues $103.9M 8% Product $53.3M 17%3 Service $50.5M (1%)3 Op. Expenses $37.3M 1% R&D $14.0M (1%) SG&A $23.3M 3% Adj. EBITDA 1 $6.5M 243% KEY FINANCIAL METRICS $M Q1 Y/Y Highlights Robust orders with book-to-bill ratio of 1.2 Strong revenue growth through continued customer adoption of our innovations YoY gross margin accretion of 2.1 pts driven by pricing, productivity and lower service costs Disciplined cost management providing operating leverage Reaffirming FY24 full year revenue and adjusted EBITDA1 guidance 1. Adjusted EBITDA is a non-GAAP measure.  Please see Slide 13 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. 2. Percentages shown on a constant currency basis to facilitate period-to-period comparisons without regard to the impact of foreign currency exchange rate fluctuations. 3. Product net revenue for Q1FY'23 includes certain upgrades that were reclassified from service net revenue for Q1FY'23 for Y/Y comparison purposes only. These    upgrades are now being recorded in product net revenue for Q1FY'24 and going forward. Y/Y XFX2 (9%) 6% 15%3 (1%)3

Maintaining FY24 Guidance Communicated August 9, 2023 Takes into account expectations regarding uncertainty and impact from macro environmental climate, FX and inflation Revenue Adjusted EBITDA1 $447.6M $23.9M FY24 Guidance Range FY23 Actual $ in millions % = YoY Growth $460M - $470M +3% - 5% $27M - $30M +13% - 25% 1 Adjusted EBITDA is a non-GAAP measure.  Please see Slides 13 and 14 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Accuray at the Jefferies Conference Proprietary and Confidential Property of Accuray Accuray will participate in the 14th Annual Jefferies London Healthcare Conference CEO Suzanne Winter and CFO Ali Pervaiz will share prepared remarks and take part in a moderated Q&A Wednesday, November 15th, 2023, at 9:00am GMT/4:00am EST A live webcast can be accessed on investors.accuray.com Photo by Sabrina Mazzeo on Unsplash 11

Thank you

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization Three Months Ended September 30, 2023 Three Months Ended September 30, 2022 $ $ $ $ (2,969) 1,251 2,392 2,628 1,932 6,504 (5,449) 1,176 2,916 2,256 341 1,895 ERP and ERP related expenditures 1,270 655 GAAP to Adjusted EBITDA Q1 FY’24 and Q1 FY’23 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA)

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization To From $ $ $ $ (1,000) 4,500 10,500 10,000 2,000 27,000 2,000 4,500 10,500 10,000 2,000 30,000 ERP and ERP related expenditures 1,000 1,000 GAAP to Adjusted EBITDA FY’24 – Forward Looking Guidance Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2024